UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2021

SOUTH MOUNTAIN MERGER CORP.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38947	83-3780685
(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, 9th Floor New York, NY	10153
(Address of principal executive offices)	(Zip Code)

(646) 446-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	SMMCU	The Nasdaq Stock Market LLC
Shares of Class A common stock	SMMC	The Nasdaq Stock Market LLC
Warrants	SMMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Business Combination Agreement

As previously announced, on October 18, 2020, South Mountain Merger Corp., a Delaware corporation (“South Mountain”) entered into a Business Combination Agreement (“BCA”) by and among South Mountain, BT Merger Sub I, Inc., a Delaware corporation and a direct, wholly owned subsidiary of South Mountain (“First Merger Sub”), BT Merger Sub II, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of South Mountain (“Second Merger Sub”) and Factor Systems, Inc. (d/b/a Billtrust), a Delaware corporation (“Billtrust”). Pursuant to the terms of the BCA, (i) First Merger Sub will be merged with and into Billtrust (the “First Merger”), with Billtrust surviving the First Merger as a wholly owned subsidiary of South Mountain (the “Surviving Corporation”) and (ii) as soon as practicable, but in any event within ten (10) days following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation will merge with and into Second Merger Sub (the “Second Merger” and together with the First Merger, the “Mergers”), with Second Merger Sub surviving the Second Merger as a wholly owned subsidiary of South Mountain (such Mergers, collectively with the other transactions described in the BCA, the “Business Combination”).

South Mountain filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 on October 26, 2020, which was subsequently amended and declared effective by the SEC on December 22, 2020 (the “Form S-4”) which includes a document that serves as a proxy statement and prospectus of South Mountain and a consent solicitation statement of Billtrust (the “proxy statement/consent solicitation statement/prospectus”) in connection with the Business Combination. As is common in these types of transactions, South Mountain received a letter (the “Stockholder Letter”) from a purported stockholder of South Mountain claiming certain allegedly material omissions in its proxy statement/consent solicitation statement/prospectus in connection with the Business Combination.

While South Mountain believes that the disclosures set forth in the proxy statement/consent solicitation statement/prospectus comply fully with applicable law, to avoid nuisance, cost and distraction of possible litigation, and to preclude any efforts to delay the closing of the Business Combination, and without admitting any liability or wrongdoing, South Mountain has determined to voluntarily supplement the proxy statement/consent solicitation statement/prospectus with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, South Mountain specifically denies all allegations in the Stockholder Letter that any additional disclosure was or is required. South Mountain believes the Stockholder Letter is without merit.

Supplemental Disclosures

The following Supplemental Disclosures should be read in conjunction with the proxy statement/consent solicitation statement/prospectus, which is available on the Internet site maintained by the SEC at http://www.sec.gov, along with periodic reports and other information South Mountain files with the SEC. To the extent that the information set forth herein differs from or updates information contained in the proxy statement/consent solicitation statement/prospectus, the information set forth herein shall supersede or supplement the information in the proxy statement/consent solicitation statement/prospectus. All page references are to the pages in the proxy statement/consent solicitation statement/prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the proxy statement/consent solicitation statement/prospectus. Underlined text shows text being added to a referenced disclosure in the proxy statement/consent solicitation statement/prospectus.

The following disclosure replaces the fifth paragraph on page 115 of the proxy statement/consent solicitation statement/prospectus under the heading “Background of the Business Combination”.

From the date of the IPO through the signing of the LOI (as defined below), members of the South Mountain Board and management contacted, and were contacted by, a number of individuals and entities with respect to business combination opportunities. As part of this process, representatives of South Mountain considered and evaluated over fifty potential acquisition targets in a wide variety of industry sectors (including both privately held companies and assets or divisions owned by publicly traded companies) and entered into non-disclosure agreements with sixteen of such potential acquisition targets (including Billtrust). The non-disclosure agreements generally contained customary terms for non-disclosure agreements between special purpose acquisition companies and private company targets, including confidentiality and use restrictions with respect to information provided by the potential acquisition targets to South Mountain and customary exceptions to such provisions. None of the non-disclosure agreements entered into with potential acquisition targets contained standstill obligations restricting the potential acquisition targets from acquiring debt or equity securities of South Mountain. South Mountain conducted additional due diligence and/or held detailed discussions with the management teams of ten out of the sixteen potential acquisition targets that entered into non-disclosure agreements with South Mountain and submitted valuation presentations to eight of those potential acquisition targets, including Billtrust. Each of the valuation presentations included a summary of the non-binding terms of a potential transaction and generally included, among other things, a summary of the applicable potential transaction structure, an analysis of the estimated transaction enterprise and equity value, an illustrative pro forma ownership table of the combined company on a pre-dilution and post-dilution basis, a brief overview of the South Mountain management and shareholder base and a potential transaction timeline.

The following disclosure replaces the first full paragraph on page 116 of the proxy statement/consent solicitation statement/prospectus under the heading “Background of the Business Combination”.

On July 23, 2020, Mr. Bernicker submitted by electronic mail an illustrative transaction structure for a potential business combination between South Mountain and Billtrust to representatives of Billtrust. The illustrative transaction structure and accompanying materials generally summarized the terms of the potential transaction, including the applicable potential transaction structure, initial indications of enterprise value and equity value of Billtrust, an overview of the transaction marketing process and other transaction terms (including that the board of directors of the post-closing company would include Mr. Bernicker).

The following sentences are added to the end of the fifth full paragraph on page 116 of the proxy statement/consent solicitation statement/prospectus under the heading “Background of the Business Combination”.

On October 2, 2020, South Mountain entered into an engagement letter with Citigroup with respect to the proposed transaction. Prior to the execution of the October 2, 2020 engagement letter, South Mountain and Citigroup previously engaged in ordinary course discussions in connection with Citigroup’s role as underwriter in South Mountain’s IPO and/or discussions regarding potential acquisition targets. Citigroup did not provide services to Billtrust during the two years preceding the execution of the BCA. In connection with the consummation of the Business Combination, Citigroup will be entitled to deferred underwriting compensation as set forth in South Mountain’s IPO registration statement, with payment due at Closing.

The following disclosure replaces the second sentence of the fourth full paragraph on page 117 of the proxy statement/consent solicitation statement/prospectus under the heading “Background of the Business Combination”.

From September 21, 2020 to September 22, 2020, South Mountain and Billtrust finalized and executed the LOI, which set forth a summary of the material terms of a potential business combination between South Mountain and Billtrust for aggregate consideration that would be based on an equity valuation of Billtrust of $1.19 billion and provided for, among other things, (i) a private placement of South Mountain Class A Common Stock in an amount of $125 million, (ii) the appointment of Mr. Bernicker, as the ~~one~~ representative of our Sponsor, to the board of directors of the post-closing company, (iii) a condition to the closing of the Business Combination in favor of Billtrust providing that South Mountain’s cash at closing (after giving effect to the redemption offer in relation to the Public Shares) would equal or exceed $225 million and (iv) that the entry into definitive agreements with respect to the proposed business combination would be subject to the completion of due diligence.

Important Information and Where to Find It

This communication is being made in respect of the proposed business combination transaction involving SMMC and Billtrust. A full description of the terms of the transaction is included in the registration statement on Form S-4, which includes a proxy statement of SMMC, a consent solicitation statement of Billtrust and prospectus of SMMC, filed by SMMC with the SEC on October 26, 2020 and amended in filings by SMMC with the SEC on November 25, December 14 and December 18, 2020. SMMC urges investors, stockholders and other interested persons to read the preliminary proxy statement/consent solicitation statement/prospectus as well as other documents filed with the SEC because these documents contain important information about SMMC, Billtrust and the transaction. The definitive proxy statement/consent solicitation statement/prospectus included in the registration statement was mailed to stockholders of record of SMMC as of December 17, 2020. Stockholders are also able to obtain a copy of the proxy statement/consent solicitation statement/prospectus, without charge, by directing a request to: South Mountain Merger Corp., 767 Fifth Avenue, 9th Floor, New York, NY 10153. The preliminary and definitive proxy statement/consent solicitation statement/prospectus included in the registration statement, can also be obtained, without charge, at the SEC’s website (www.sec.gov). The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

Participants in the Solicitation

SMMC and Billtrust, and their respective directors and executive officers, may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of SMMC is set forth in SMMC’s proxy statement/consent solicitation statement/prospectus included in the registration statement on Form S-4, its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 20, 2020, and its Current Report on Form 8‑K, which was filed with the SEC on June 29, 2020. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SMMC or Billtrust, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication includes, and oral statement made from time to time by representatives of SMMC and Billtrust may contain, statements that are not historical facts but are forward looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally are accompanied by words such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “goal,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “forecast,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, SMMC’s and Billtrust’s ability to consummate the transaction between them and the capabilities and benefits to customers of Billtrust’s technology platform, Billtrust’s ability to scale and grow its business. These statements are based on various assumptions and on the current expectations of SMMC’s and Billtrust’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SMMC and Billtrust. These forward looking statements are subject to a number of risks and uncertainties, including Billtrust’s ability to attract and retain customers and expand customers’ use of Billtrust’s products or services; market, financial, political and legal conditions; the impact of the COVID-19 pandemic on Billtrust’s business and the global economy; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of SMMC or Billtrust is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks related to future market adoption of Billtrust’s offerings; risks related to Billtrust’s market strategy and subscription business model; the effects of competition on Billtrust’s future business; the ability of SMMC or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in SMMC’s final prospectus filed on June 21, 2019, Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020, in each case, under the heading “Risk Factors,” and other documents of SMMC filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that SMMC and Billtrust presently do not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SMMC’s and Billtrust’s expectations, plans or forecasts of future events and views as of the date of this communication. SMMC and Billtrust anticipate that subsequent events and developments will cause their assessments to change. However, while SMMC and Billtrust may elect to update these forward-looking statements at some point in the future, SMMC and Billtrust specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing SMMC’s or Billtrust’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

South Mountain Merger Corp.

Date: January 5, 2021	By:	/s/ Charles B. Bernicker
		Name:	Charles B. Bernicker
		Title:	Chief Executive Officer